UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

STERIS plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	1-37614	98-1203539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rutherford House Stephensons Way, Chaddesden

Derby, England, DE21 6LY

United Kingdom

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 1332 387100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.	Results of Operations and Financial Condition.

On May 9, 2018, STERIS plc (the “Company”) issued a press release announcing financial results for the three and twelve month periods ended March 31, 2018. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

John P. Wareham, Chairman of the Company’s Board of Directors, notified the Company on May 4, 2018 that he will not stand for re-election when his current term expires at the Company’s 2018 Annual General Meeting of Shareholders (“2018 AGM”). Mr. Wareham’s decision was based on his desire to retire from service to the Company at the end of the current term, and not due to a disagreement with the Board of Directors or the Company’s management. Mr. Wareham will remain in his current role until the 2018 AGM.

The Board of Directors also increased the number of Directors currently serving from eleven to twelve members as of May 4, 2018, and appointed Dr. Nirav Shah to serve as a Director, effective as of that date. As a result of Mr. Wareham’s notification and Dr. Shah’s appointment, no more than eleven Directors will be nominated for election at the 2018 AGM.

Dr. Shah, age 46, a graduate of the Yale School of Medicine, will become Senior Scholar at the Clinical Excellence Research Center at Stanford University later this month. Previously Dr. Shah served as Commissioner of Health of the State of New York from January 2011 to May 2014, and as Senior Vice President and Chief Operating Officer for Clinical Operations for Kaiser Permanente Southern California from May 2014 to October 2017. Since October 2017, Dr. Shah has served as a healthcare industry consultant.

Dr. Shah will receive a pro rata portion of the $240,000 annual retainer fee payable to Company Directors (other than the Chairman) in cash for the period between his date of appointment and the 2018 AGM.

On May 9, 2018 the Company issued a press release describing the foregoing and related Board changes. A copy of that release is attached hereto as Exhibit 99.2.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by STERIS plc on May 9, 2018 announcing financial results for the three and twelve month periods ended March 31, 2018.

99.2	Press Release issued by STERIS plc on May 9, 2018 announcing changes to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By:	/s/ J. Adam Zangerle
J. Adam Zangerle
Company Secretary

Date: May 9, 2018

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